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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-23977) and Form S-3 (No. 333-82269) of EOTT Energy Partners, L.P. of our report dated May 24, 2002 relating to the financial statements and financial statement schedules which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Houston, Texas
May 24, 2002